                                                                   Annual Report
[LOGO] MFS(SM)                                                    for Year Ended
INVESTMENT MANAGEMENT                                          November 30, 1997




MFS(R) VALUE FUND



[Graphic Omitted]





              LEARNING FINANCIAL BASICS THE EASY WAY (see page 31)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  5
Fund Facts ................................................................  6
Performance Summary .......................................................  6
Portfolio Concentration ...................................................  9
Tax Form Summary ..........................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 30
The ABCs of Investing ..................................................... 31
The MFS Family of Funds(R) ................................................ 32
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 24.96%, CLASS B SHARES 24.03%, CLASS C SHARES 24.02%, AND CLASS I SHARES 25.12%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM A STRONG BUSINESS ENVIRONMENT, WITH THE ECONOMY GROWING AT A SUSTAINABLE RATE AND LOW INFLATION DESPITE SOME SIGNS OF WAGE PRESSURES.

   o  IN THE HEALTH CARE SECTOR, THE FUND IS EMPHASIZING TWO MAIN AREAS:
      PHARMACEUTICAL COMPANIES SUCH AS BRISTOL-MYERS SQUIBB, SANOFI, AND NOVARTIS, AND RETAILERS SUCH AS RITE AID.

   o THE TURMOIL IN EMERGING MARKETS HAD NO SIGNIFICANT IMPACT ON THE FUND, AS THE FUND HAD LITTLE OR NO EXPOSURE GOING INTO THE CRISIS IN SOUTHEAST ASIA.

  NOT FDIC INSURED               MAY LOSE VALUE            NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    December 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of John F. Brennan, Jr.]

      John F. Brennan, Jr.

For the 12 months ended November 30, 1997, Class A shares of the Fund provided a total return of 24.96%, Class B shares 24.03%, Class C shares 24.02%, and Class I shares 25.12%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 28.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE
   OVER THE PAST YEAR?
A. The Fund's bias toward medium-sized companies, whose valuations we believe are most attractive, hurt performance relative to the S&P 500. Large-sized companies performed best over the past year, with the largest 100 companies in the S&P 500 significantly outperforming the rest of the index. Sector weightings also had a slightly negative impact on the Fund's relative performance. The top-performing sectors of the S&P 500 over the past year were financial services, which advanced 42%; retailing, which was up 40.8%; and health care, which gained 37%. The Fund was slightly underweighted in financial services, especially in the banking industry. Retailing was very significantly overweighted, at more than double the index weighting. The vast majority of this weighting was in the food and drug segment, which significantly outperformed the overall retailing sector. In health care, the Fund was slightly overweighted; however, the drug segment was underweighted relative to the index and this hurt performance. Stock selection had a significantly positive impact on the Fund's performance, with four of the top five holdings recording price appreciation of over 50% for the year.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND INVESTMENT ENVIRONMENT OF THE PAST YEAR?
A. The business environment hasn't been better in a long time. The economy is growing at a sustainable rate and inflation is low, despite some signs of wage pressures. U.S. productivity has been better than expected and is relatively competitive with most developed countries. The wild card going into next year is the devaluation of many Asian currencies. What impact is that going to have on the competitive position of the United States versus some of these emerging markets? It has to hurt, and I believe it will slow economic growth in 1998. This should help mitigate any wage-related inflation pressures and, hopefully, extend the low-inflation, moderate- growth economic scenario we've experienced in the United States over the past several years.

Q. COULD YOU TALK ABOUT THE INVESTMENT PHILOSOPHY AND STRATEGY OF THE FUND, PARTICULARLY HOW YOU USE THE VALUE APPROACH IN SELECTING STOCKS?
A. The Fund focuses on growth. We try to find good companies that are well positioned in their markets and buy them when they're trading at reasonable valuations relative to their growth prospects.

Q. IS IT HARDER TO FIND GOOD VALUES IN A STRONG MARKET LIKE THIS THAN IT WOULD BE IN A WEAKER OR MORE UNEVEN MARKET?
A. It is, but it also makes you want to emphasize companies with attractive valuations even more. Right now, for instance, the large-capitalization segment is somewhat overvalued relative to smaller-cap and mid-cap stocks. So the Fund has been moving down in market cap a bit.

Q. HEALTH CARE IS ANOTHER LARGE SEGMENT IN THE FUND. COULD YOU TALK ABOUT
   THAT?
A. There are two main areas in health care that we're emphasizing. One is the pharmaceutical sector, and the other is drug store chains. We own Bristol-Myers Squibb, Sanofi, and Novartis. We think Bristol-Myers is going to see above-peer growth rates and, because it trades at one of the lowest multiples in the industry, we think we may see some relative valuation improvement there. Novartis is a cost-cutting and consolidation story, and Sanofi is a relatively small French company that is expected to roll out two new products over the next couple of years, one for the treatment of hypertension and the other for stroke prevention. In the drug store area, Rite Aid has done well and its valuation has risen, but it's still trading at a discount to other major chains so it's relatively undervalued. The company's consolidation of its acquisition of Thrifty Payless on the West Coast is going well. Managed care is helping these big chains; it hurts the mom-and-pop stores, but the chains benefit from the large volume of sales.

Q. WHERE ARE THE HOLDINGS IN FINANCIAL SERVICES CONCENTRATED?
A. On the banking side, Wells Fargo is the biggest position, and although it's had some problems with the First Interstate merger, we see earnings growth accelerating. We owned Union Planters earlier in the year, but sold it based on valuation. Fleet Financial is another bank stock that we think is undervalued relative to the industry. On the insurance side, we've focused mainly on asset gatherers such as Reliastar and Lincoln National, as well as on life insurance companies that are consolidating.

Q. YOU ALSO HAVE ALMOST 12% OF THE FUND IN TECHNOLOGY. WHY DO YOU FIND THIS SECTOR ATTRACTIVE, AND WHAT KINDS OF COMPANIES ARE YOU BUYING THERE?
A. Earlier in the year we bought Computer Associates and Synopsys, both of which are attractive long-term growth software companies. We were able to buy them at pretty significant discounts, but their prices rose relative to their growth prospects. So we cut back a little on both, although we still hold a position in each company. Both of these companies exemplify our approach to technology, as we try to find companies whose near-term problems don't become long-term ones. Also, in telecommunications, we're focusing on companies such as Cellular Communications International that we think will benefit from global cellular telephone expansion.

Q. HAVE YOU SIGNIFICANTLY INCREASED OR DECREASED POSITIONS IN ANY SECTORS THIS YEAR?
A. We've increased some in retail. I talked about Rite Aid; another retailer is Fred Meyer, a grocery chain in the Northwest that's benefiting from consolidation. It bought Smith's Food and Drug, which we owned, and that's how we ended up with Fred Meyer. We've since added to this position because we think that the company will continue to grow earnings over the next four to five years at 20% to 25% per year, and it is attractively valued given those prospects. We also increased our weighting in health care with the additions of Sanofi, Novartis, and Bristol-Myers Squibb. The leisure sector has been greatly reduced because we believe the hotel companies are fairly valued given the cyclical nature of the business, while we feel radio and television broadcasters are no longer attractively valued.

Q. HAS THIS FALL'S TURMOIL IN EMERGING MARKETS HAD ANY EFFECT ON THE FUND'S HOLDINGS OR HOW YOU MANAGE THE FUND?
A. Emerging markets had no significant impact on the portfolio. We had little or no exposure going into the crisis in Southeast Asia. We are beginning to look at that area, and we might add some companies, but we haven't done anything yet.

Q. COULD YOU TALK ABOUT SOME STOCKS THAT HAVE PERFORMED BETTER
   THAN EXPECTED?
A. Companies that significantly helped the portfolio were Tyco International, Fred Meyer, Cellular Communications International, and Rite Aid. I mentioned the last three already. Tyco has made several major acquisitions this year; it bought ADT, which was another major holding in the portfolio, and is already starting to see the benefits of that consolidation. Tyco has also bought other companies in other sectors, and it's beginning to benefit from cost and revenue synergies.

Q. AND WHAT ABOUT STOCKS OR SECTORS THAT HAVE NOT PERFORMED AS WELL AS YOU WOULD HAVE WISHED?
A. Some of the cyclical stocks have underperformed due to concerns about supply and demand in Southeast Asia. Technology has also weakened recently over similar concerns.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE GOING
   FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR
   THE FUND?
A. We think the economy is going to see moderate growth in the coming year. Inflation has the potential to become more of an issue, at least on the labor side. Industries that are more labor intensive, such as business services, restaurants, and retail, are probably going to have to face the wage issue, which could slow some of their earnings momentum. On the flip side, we could see further pressure on commodity prices. I think it will be more difficult for U.S. companies to compete with Southeast Asian companies in products like steel, paper, and forest products because of the potential increase in supply. Technology, meanwhile, probably won't be as affected as some people think because labor is such a small percentage of its total costs and because most of its costs and sales are priced in dollars. Also, the actual consumption of products like personal computers and cellular phones in Southeast Asia, not including Japan and China, is probably only about 5% to 10% of the end market. So, while we're looking at more of the same for the economy overall, it will be important to watch sectors that might be affected by what's happening in the global economy, especially in Asia.

/s/ John F. Brennan, Jr.

    John F. Brennan, Jr.
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   JOHN F. BRENNAN, JR., JOINED MFS IN 1985 AS AN INDUSTRY SPECIALIST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, VICE PRESIDENT -- INVESTMENTS IN 1988, AND SENIOR VICE PRESIDENT IN 1995. A GRADUATE OF THE UNIVERSITY OF RHODE ISLAND AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE HAS MANAGED MFS(R) VALUE FUND SINCE SEPTEMBER 1991.

FUND FACTS

  OBJECTIVE:                    THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK
                                CAPITAL APPRECIATION. DIVIDEND INCOME, IF ANY,
                                IS A CONSIDERATION INCIDENTAL TO THE FUND'S
                                OBJECTIVE.

  COMMENCEMENT OF INVESTMENT OPERATIONS: JUNE 13, 1983

  CLASS INCEPTION:              CLASS A  JUNE 13, 1983
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS C  APRIL 1, 1996
                                CLASS I  JANUARY 3, 1997

  SIZE:                  $1.1 BILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Value Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1997)

                 MFS          S&P 500         Consumer
            Value Fund -     Composite     Price Index -
               Class A         Index           U.S.
            ------------     ---------     -------------
11/92          $ 9,400        $10,000        $10,000
11/93           11,506         11,010         10,268
11/94           11,727         11,125         10,542
11/95           16,615         15,239         10,813
11/96           19,689         19,485         11,169
11/97           24,603         25,041         11,409

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1997)

                 MFS          S&P 500         Consumer
            Value Fund -     Composite     Price Index -
               Class A         Index           U.S.
            ------------     ---------     -------------
11/87          $ 9,400        $10,000        $10,000
11/89           15,762         16,136         10,904
11/91           16,015         18,745         11,934
11/93           24,361         24,450         12,627
11/95           35,175         33,843         13,298
11/97           52,089         55,611         14,030

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

                                                       1 Year      3 Years      5 Years           10 Years
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class A)
  including 5.75% sales charge (SEC results)          +17.81%      +25.50%      +19.73%            +17.94%
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class A) at net asset value           +24.96%      +28.02%      +21.15%            +18.64%
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class B) with CDSC
  (SEC results)                                       +20.03%      +26.37%      +20.13%            +18.23%
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class B) at net asset value           +24.03%      +26.99%      +20.32%            +18.23%
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class C) with CDSC
  (SEC results)                                       +23.02%      +26.67%      +20.39%            +18.26%
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class C) at net asset value           +24.02%      +26.67%      +20.39%            +18.26%
------------------------------------------------------------------------------------------------------------
MFS Value Fund (Class I) at net asset value           +25.12%      +28.07%      +21.19%            +18.66%
------------------------------------------------------------------------------------------------------------
Average capital appreciation fund*                    +18.03%      +21.40%      +15.34%            +15.15%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                +28.60%      +31.05%      +20.15%            +18.72%
------------------------------------------------------------------------------------------------------------
Consumer Price Index#+                                + 2.15%      + 2.67%      + 2.67%            + 3.44%
------------------------------------------------------------------------------------------------------------
*  Source: Lipper Analytical Services, Inc.
#  Source: CDA/Wiesenberger.
+  The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

TYCO INTERNATIONAL LTD.                         RITE AID CORP.
Manufacturer of fire protection, packaging,     U.S. drug store chain
and electronic equipment
                                                SANOFI
FRED MEYER, INC.                                French pharmaceutical company
Northwestern U.S. supermarket chain
                                                CANADIAN NATIONAL RAILWAY CO.
AMERICAN RADIO SYSTEMS CORP.                    Canadian railway/transportation company
Radio broadcasting company
                                                ALCATEL ALSTHOM
CELLULAR COMMUNICATIONS INTERNATIONAL           French telecommunications equipment company
Cellular telephone company
                                                BRISTOL-MYERS SQUIBB CO.
UNITED HEALTHCARE CORP.                         U.S. pharmaceutical company
Health maintenance organization

LARGEST SECTORS

Other Sectors                                     38.8%
Miscellaneous
  (Conglomerates, special products/services)      12.9%
Leisure                                           12.8%
Health Care                                       12.2%
Technology                                        11.7%
Retailing                                         11.6%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $22,678,473 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED NOVEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS WAS 5.5%.

PORTFOLIO OF INVESTMENTS - November 30, 1997

Stocks - 87.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 71.6%
  Aerospace - 2.7%
    Allied Signal, Inc.                                              110,537            $    4,103,686
    Howmet International, Inc.*                                      184,400                 2,812,100
    Raytheon Co.                                                     220,800                12,351,000
    Thiokol Corp.                                                    133,304                11,014,243
                                                                                        --------------
                                                                                        $   30,281,029
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Fleet/Norstar Financial Group, Inc.                              223,071            $   14,736,628
    Wells Fargo & Co.                                                 42,736                13,130,636
                                                                                        --------------
                                                                                        $   27,867,264
------------------------------------------------------------------------------------------------------
  Building - 0.3%
    Newport News Shipbuilding, Inc.                                  154,200            $    3,739,350
------------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    Galieo International, Inc.                                       218,700            $    5,863,894
    Temple-Inland, Inc.                                              179,917                10,277,759
                                                                                        --------------
                                                                                        $   16,141,653
------------------------------------------------------------------------------------------------------
  Chemicals - 1.8%
    Cambrex Corp.                                                    130,103            $    5,903,424
    Ferro Corp.                                                      155,729                 5,966,367
    NL Industries, Inc.*                                             477,527                 7,729,968
                                                                                        --------------
                                                                                        $   19,599,759
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.8%
    Adobe Systems, Inc.                                              305,677            $   12,838,434
    Compaq Computer Corp.*                                           316,228                19,744,486
    Computer Associates International, Inc.                          155,627                 8,102,304
    Siebel Systems, Inc.*                                                  1                        13
    Synopsys, Inc.*                                                  204,780                 8,421,578
    Viewlogic Systems, Inc.*                                         165,873                 4,416,369
                                                                                        --------------
                                                                                        $   53,523,184
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 11.7%
    Philip Morris Cos., Inc.                                         376,940            $   16,396,890
    Tyco International Ltd.                                        2,918,428               114,548,299
                                                                                        --------------
                                                                                        $  130,945,189
------------------------------------------------------------------------------------------------------
  Containers - 1.6%
    Jefferson Smurfit Corp.*                                         468,685            $    7,733,303
    Stone Container Corp.*                                           817,093                10,213,663
                                                                                        --------------
                                                                                        $   17,946,966
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Belden, Inc.                                                      44,283            $    1,466,874
------------------------------------------------------------------------------------------------------
  Electronics - 2.2%
    Analog Devices, Inc.*                                            405,410            $   12,719,739
    Teradyne, Inc.*                                                  374,127                12,276,042
                                                                                        --------------
                                                                                        $   24,995,781
------------------------------------------------------------------------------------------------------
  Entertainment - 7.2%
    American Radio Systems Corp., "A"*                             1,055,369            $   52,504,608
    Casino America, Inc.*                                            502,410                 1,444,429
    Harrah's Entertainment, Inc.*                                    753,085                15,108,768
    Hearst-Argyle Television, Inc.*                                   65,000                 1,901,250
    LIN Television Corp.*                                             89,512                 4,800,081
    Telemundo Group, Inc.*                                           115,658                 4,792,578
                                                                                        --------------
                                                                                        $   80,551,714
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Federal Home Loan Mortgage Corp.                                 168,285            $    6,941,756
------------------------------------------------------------------------------------------------------
  Insurance - 5.7%
    CIGNA Corp.                                                       62,839            $   10,509,823
    Hartford Financial Services Group, Inc.                          130,738                10,949,308
    Lincoln National Corp.                                           186,924                13,341,700
    PennCorp Financial Group, Inc.                                   409,168                13,834,993
    Reliastar Financial Corp.                                        398,617                14,748,829
                                                                                        --------------
                                                                                        $   63,384,653
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.5%
    Bristol-Myers Squibb Co.                                         179,500            $   16,805,688
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.7%
    AmeriSource Health Corp., "A"*                                   168,649            $   10,920,023
    Integrated Health Services, Inc.                                 319,352                 9,720,277
    Tenet Healthcare Corp.*                                          437,174                13,852,951
    United Healthcare Corp.                                          558,843                29,094,764
                                                                                        --------------
                                                                                        $   63,588,015
------------------------------------------------------------------------------------------------------
  Oils - 2.2%
    Enron Oil & Gas Co.                                              580,104            $   11,058,233
    Texaco, Inc.                                                     240,818                13,606,217
                                                                                        --------------
                                                                                        $   24,664,450
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Waste Management, Inc.                                           368,882            $    9,083,719
------------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Wisconsin Central Transportation Corp.*                          341,520            $   10,288,290
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.3%
    Hilton Hotels Corp.                                              185,315            $    5,767,929
    ITT Corp.*                                                       166,934                12,666,117
    Outback Steakhouse, Inc.*                                        108,400                 3,245,225
    Promus Hotel Corp.*                                              355,790                14,765,285
                                                                                        --------------
                                                                                        $   36,444,556
------------------------------------------------------------------------------------------------------
  Stores - 3.4%
    Arbor Drugs, Inc.                                                155,103            $    4,207,169
    Gymboree Corp.*                                                   96,300                 2,780,662
    Office Depot, Inc.*                                              122,500                 2,894,063
    Rite Aid Corp.                                                   428,437                28,169,733
                                                                                        --------------
                                                                                        $   38,051,627
------------------------------------------------------------------------------------------------------
  Supermarkets - 6.7%
    Fred Meyer, Inc.*                                               1,862,965           $   63,107,934
    Safeway, Inc.*                                                    195,161               11,856,000
                                                                                        --------------
                                                                                        $   74,963,934
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Ascend Communications, Inc.*                                     108,200            $    2,698,237
    Cellular Communications International*                           811,278                35,290,593
    Granite Broadcasting Corp.*                                      408,187                 3,877,777
                                                                                        --------------
                                                                                        $   41,866,607
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Sprint Corp.                                                     126,284            $    7,395,507
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  800,537,565
------------------------------------------------------------------------------------------------------
Foreign Stocks - 15.7%
  Canada - 2.2%
    Canadian National Railway Co. (Railroads)                        481,467            $   24,885,826
------------------------------------------------------------------------------------------------------
  France - 4.8%
    Alcatel Alsthom (Telecommunications)                             169,201            $   21,209,227
    Alcatel Alsthom, ADR (Telecommunications)                        193,173                 4,781,032
    Sanofi (Medical and Health Products)                             274,200                27,450,189
                                                                                        --------------
                                                                                        $   53,440,448
------------------------------------------------------------------------------------------------------
  Germany - 1.5%
    Henkel Kgaa (Chemicals)                                          192,220            $   11,812,150
    Wella AG (Cosmetics)                                               7,100                 5,091,553
                                                                                        --------------
                                                                                        $   16,903,703
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Cafe De Coral Holding Co. (Restaurants)                        10,850,000           $    2,048,480
    Wing Hang Bank Ltd. (Banks and Credit Companies)                 869,000                 2,265,222
                                                                                        --------------
                                                                                        $    4,313,702
------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Telecom Italia S.p.A. (Telecommunications)*                    2,921,800            $   11,515,983
------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Sony Corp. (Electronics)                                          79,500            $    6,790,079
------------------------------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel N.V. (Chemicals)                                       46,147            $    8,117,636
    Benckiser (Consumer Goods and Services)*                         164,700                 5,784,462
                                                                                        --------------
                                                                                        $   13,902,098
------------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Banks and Credit Companies)                262,799            $    4,960,384
------------------------------------------------------------------------------------------------------
  Singapore - 0.2%
    Mandarin Oriental International Ltd. (Restaurants
      and Lodging)*                                                2,813,988            $    1,969,792
------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    SK Telecommunications (Telecommunications)                         4,666            $    1,316,614
------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Sparbanken Sverige AB, "A" (Banks and Credit
      Companies)                                                     294,276            $    7,487,882
------------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                                      6,839            $   10,925,134
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oils)                                169,495            $   14,068,085
    Corporate Services Group PLC (Business Services)                 380,527                 1,326,517
    PowerGen PLC (Utilities - Electric)*                             122,795                 1,580,949
                                                                                        --------------
                                                                                        $   16,975,551
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  175,387,196
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $828,403,443)                                            $  975,924,761
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 12.9%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Duke Power Co., due 12/10/97                                   $  10,000            $    9,986,100
    Federal Farm Credit Bank, due 1/16/98                              8,000                 7,943,369
    Federal Home Loan Bank due 12/02/97                               16,165                16,162,548
    Federal Home Loan Mortgage Corp.,
      due 12/01/97 - 1/23/98                                          90,680                90,441,587
    Federal National Mortgage Association due 12/17/97                10,000                 9,975,778
    General Electric Capital Corp., due 12/01/97                       9,250                 9,250,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  143,759,382
------------------------------------------------------------------------------------------------------

Put Option Purchased - 0.3%
------------------------------------------------------------------------------------------------------
                                                                       NUMBER
ISSUER/EXPIRATION DATE/STRIKE PRICE                              OF CONTRACTS                    VALUE
------------------------------------------------------------------------------------------------------
    S&P 500 Index/December 1998/850
      (Premiums Paid, $2,416,649)                                        787            $    3,413,613
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $974,579,474)                                       $1,123,097,756
Other Assets, Less Liabilities - (0.5)%                                                     (5,603,868)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,117,493,888
------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
NOVEMBER 30, 1997
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $974,579,474)     $1,123,097,756
  Cash                                                               6,414
  Receivable for Fund shares sold                                1,425,882
  Receivable for investments sold                                6,806,453
  Dividends receivable                                             404,844
  Other assets                                                     103,241
                                                            --------------
      Total assets                                          $1,131,844,590
                                                            --------------
Liabilities:
  Payable for Fund shares reacquired                        $    1,652,900
  Payable for investments purchased                             11,600,866
  Net payable for forward foreign currency exchange
    contracts sold                                                 135,455
  Payable to affiliates -
    Management fee                                                  91,674
    Shareholder servicing agent fee                                  6,373
    Distribution and service fee                                   585,560
    Administrative fee                                               1,804
  Accrued expenses and other liabilities                           276,070
                                                            --------------
      Total liabilities                                     $   14,350,702
                                                            --------------
Net assets                                                  $1,117,493,888
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $  852,011,474
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            148,387,868
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              116,099,251
  Accumulated undistributed net investment income                  995,295
                                                            --------------
      Total                                                 $1,117,493,888
                                                            ==============
Shares of beneficial interest outstanding                     74,352,614
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $609,189,242 / 39,990,430 shares of
     beneficial interest
     outstanding, respectively)                                $15.23
                                                               ======
  Offering price per share (100 / 94.25 of net asset
   value per share)                                            $16.16
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $411,639,736 / 27,876,065 shares of
     beneficial interest
     outstanding, respectively)                                $14.77
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $66,148,043 / 4,486,158 shares of
     beneficial interest outstanding,
     respectively)                                             $14.74
                                                               ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $30,516,867 / 1,999,961 shares of
     beneficial interest outstanding,
     respectively)                                             $15.26
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

Statement of Operations
---------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997
---------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                               $  8,652,527
    Dividends                                                                 7,794,078
    Foreign taxes withheld                                                     (376,343)
                                                                           ------------
      Total investment income                                              $ 16,070,262
                                                                           ------------
  Expenses -
    Management fee                                                         $  6,851,160
    Trustees' compensation                                                       53,052
    Shareholder servicing agent fee                                           1,099,437
    Shareholder servicing agent fee (Class A)                                    54,827
    Shareholder servicing agent fee (Class B)                                    46,442
    Shareholder servicing agent fee (Class C)                                     4,178
    Distribution and service fee (Class A)                                    1,276,806
    Distribution and service fee (Class B)                                    3,278,283
    Distribution and service fee (Class C)                                      499,968
    Administration fee                                                          109,492
    Custodian fee                                                               285,435
    Postage                                                                     137,679
    Printing                                                                     89,150
    Auditing fees                                                                38,039
    Legal fees                                                                    8,506
    Miscellaneous                                                               702,446
                                                                           ------------
      Total expenses                                                       $ 14,534,900
    Fees paid indirectly                                                        (43,196)
                                                                           ------------
      Net expenses                                                         $ 14,491,704
                                                                           ------------
        Net investment income                                              $  1,578,558
                                                                           ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                $114,952,172
    Foreign currency transactions                                              (314,018)
                                                                           ------------
      Net realized gain on investments and foreign currency transactions   $114,638,154
                                                                           ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                            $ 89,017,798
    Translation of assets and liabilities in foreign currencies                (133,343)
                                                                           ------------
        Net unrealized gain on investments and foreign currency
          translation                                                      $ 88,884,455
                                                                           ------------
          Net realized and unrealized gain on investments and foreign
            currency                                                       $203,522,609
                                                                           ------------
            Increase in net assets from operations                         $205,101,167
                                                                           ============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               1997             1996
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    1,578,558     $    931,441
  Net realized gain on investments and foreign currency
    transactions                                               114,638,154       62,206,828
  Net unrealized gain on investments and foreign currency
    translation                                                 88,884,455        8,276,740
                                                            --------------     ------------
    Increase in net assets from operations                  $  205,101,167     $ 71,415,009
                                                            --------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $     (946,436)    $       --
  From net investment income (Class C)                             (28,491)            --
  From net realized gain on investments and foreign
   currency transactions (Class A)                             (36,139,796)     (21,105,160)
  From net realized gain on investments and foreign
   currency transactions (Class B)                             (21,106,896)      (4,429,633)
  From net realized gain on investments and foreign
   currency transactions (Class C)                              (2,868,779)            --
                                                            --------------     ------------
    Total distributions declared to shareholders            $  (61,090,398)    $(25,534,793)
                                                            --------------     ------------
      Net increase in net assets from Fund share
        transactions                                        $  269,839,092     $384,141,057
                                                            --------------     ------------
      Total increase in net assets                          $  413,849,861     $430,021,273
Net assets:
  At beginning of period                                       703,644,027      273,622,754
                                                            --------------     ------------

At end of period (including accumulated undistributed net
  investment income of $995,295 and $511,690,
  respectively)                                             $1,117,493,888     $703,644,027
                                                            ==============     ============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                  1997      1996      1995      1994      1993      1992
-----------------------------------------------------------------------------------------------
                                       CLASS A
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                                $13.34    $12.39    $ 9.44    $10.82    $10.17    $ 8.73
                                       ------    ------    ------    ------    ------    ------
Income from investment operations# -
  Net investment income (loss)         $ 0.07    $ 0.05    $ 0.01    $(0.01)   $ 0.02    $ --
  Net realized and unrealized gain
   on investments and foreign
   currency transactions                 2.97      2.04      3.64      0.26      1.96      2.03
                                       ------    ------    ------    ------    ------    ------
      Total from investment
       operations                      $ 3.04    $ 2.09    $ 3.65    $ 0.25    $ 1.98    $ 2.03
                                       ------    ------    ------    ------    ------    ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.03)   $ --      $ --      $(0.03)   $ --      $(0.07)
  From net realized gain on
   investments and foreign
   currency transactions                (1.12)    (1.14)    (0.70)    (1.60)    (1.33)    (0.52)
                                       ------    ------    ------    ------    ------    ------
      Total distributions declared
       to shareholders                 $(1.15)   $(1.14)   $(0.70)   $(1.63)   $(1.33)   $(0.59)
                                       ------    ------    ------    ------    ------    ------
Net asset value - end of period        $15.23    $13.34    $12.39    $ 9.44    $10.82    $10.17
                                       ======    ======    ======    ======    ======    ======
Total return(+)                        24.96%    18.50%    41.67%     1.92%    22.10%    24.60%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.29%     1.32%     1.35%     1.37%     1.42%     1.53%
  Net investment income (loss)          0.49%     0.43%     0.06%   (0.05)%     0.09%      --
Portfolio turnover                       144%      112%      109%       91%       95%      111%
Net assets at end of period
 (000 omitted)                       $609,189  $427,478  $227,555  $141,790  $132,207  $112,958
Average commission rate###           $ 0.0317  $ 0.0304  $ --      $ --      $ --      $ --

  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS
                                                              YEAR ENDED          ENDED                  YEAR ENDED MAY 31,
                                                            NOVEMBER 30,   NOVEMBER 30,         ------------------------------------
                                                                    1991           1990           1990          1989          1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $ 7.46         $ 8.99         $10.52        $ 8.70        $ 9.60
                                                                  ------         ------         ------        ------        ------
Income from investment operations -
  Net investment income                                           $ 0.14         $ 0.09         $ 0.33        $ 0.21        $ 0.10
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                                     1.21          (1.38)          0.17          2.17         (0.86)
                                                                  ------         ------         ------        ------        ------
      Total from investment operations                            $ 1.35         $(1.29)        $ 0.50        $ 2.38        $(0.76)
                                                                  ------         ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.08)        $(0.11)        $(0.34)       $(0.17)       $(0.03)
  From net realized gain on investments and
    foreign currency transactions                                   --            (0.05)         (1.69)        (0.39)        (0.11)
  From paid-in capital                                              --            (0.08)          --            --            --
                                                                  ------         ------         ------        ------        ------
      Total distributions declared to
       shareholders                                               $(0.08)        $(0.24)        $(2.03)       $(0.56)       $(0.14)
                                                                  ------         ------         ------        ------        ------
Net asset value - end of period                                   $ 8.73         $ 7.46         $ 8.99        $10.52        $ 8.70
                                                                  ======         ======         ======        ======        ======
Total return(+)                                                   18.26%       (29.48)%+         5.13%        28.47%       (7.63)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                         1.50%          1.51%+         1.26%         1.41%         1.33%
  Net investment inome                                             1.65%          2.30%+         3.38%         2.29%         1.12%
Portfolio turnover                                                  132%            36%            88%           80%           99%
Net assets at end of period (000 omitted)                       $104,600       $100,398       $125,191      $133,219      $116,218

  +Annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                             1997           1996          1995          1994        1993*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $13.01        $12.15        $ 9.34        $10.79       $10.61
                                                                   ------        ------        ------        ------       ------
Income from investment operations# -
  Net investment loss                                              $(0.04)       $(0.04)       $(0.08)       $(0.09)      $(0.01)
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                                      2.89          2.00          3.59          0.27         0.19
                                                                   ------        ------        ------        ------       ------
      Total from investment operations                             $ 2.85        $ 1.96        $ 3.51        $ 0.18       $ 0.18
                                                                   ------        ------        ------        ------       ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                                  $(1.09)       $(1.10)       $(0.70)       $(1.60)      $ --
  In excess of net investment income                                 --            --            --           (0.03)        --
                                                                   ------        ------        ------        ------       ------
      Total distributions declared to
       shareholders                                                $(1.09)       $(1.10)       $(0.70)       $(1.63)      $ --
                                                                   ------        ------        ------        ------       ------
Net asset value - end of period                                    $14.77        $13.01        $12.15        $ 9.34       $10.79
                                                                   ======        ======        ======        ======       ======
Total return                                                       24.03%        17.50%        40.53%         1.15%        1.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        2.04%         2.16%         2.17%         2.25%        2.46%+
  Net investment loss                                             (0.28)%       (0.33)%       (0.77)%       (0.96)%      (1.37)%+
Portfolio turnover                                                   144%          112%          109%           91%          95%
Average commission rate###                                       $ 0.0317      $ 0.0304       $ --          $ --         $ --
Net assets at end of period (000 omitted)                        $411,640      $244,247       $46,068       $17,189      $ 1,097

  *For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED           PERIOD ENDED
                                                                      NOVEMBER 30, 1997      NOVEMBER 30, 1996**
----------------------------------------------------------------------------------------------------------------
                                                                                CLASS C
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                            $13.03                $12.00
                                                                                 ------                ------
Income from investment operations# -
  Net investment loss                                                            $(0.04)               $(0.01)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                          2.88                  1.04
                                                                                 ------                ------
      Total from investment operations                                           $ 2.84                $ 1.03
                                                                                 ------                ------
Less distributions declared to shareholders -
 From net investment income                                                      $(0.01)               $ --
 From net realized gain on investments and foreign currency
   transactions                                                                   (1.12)                 --
                                                                                 ------                ------
      Total distributions declared to shareholders                               $(1.13)               $ --
                                                                                 ------                ------
Net asset value - end of period                                                  $14.74                $13.03
                                                                                 ======                ======
Total return                                                                     24.02%                 7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                      2.04%                 2.11%+
  Net investment loss                                                           (0.28)%               (0.17)%+
Portfolio turnover                                                                 144%                  112%
Average commission rate                                                         $0.0317               $0.0304
Net assets at end of period (000 omitted)                                       $66,148               $31,919

 +Annualized.
++Not annualized.
**For the period from the inception of Class C shares, April 1, 1996, through November 30, 1996.
 #Per share data are based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

--------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                              1997***
--------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $12.22
                                                                        ------
Income from investment operations# -
  Net investment income                                                 $ 0.08
  Net realized and unrealized gain on investments and
   foreign currency transactions                                          2.96
                                                                        ------
      Total from investment operations                                  $ 3.04
                                                                        ------
Net asset value - end of period                                         $15.26
                                                                        ======
Total return 24.88%++
  Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.01%+
  Net investment income                                                   0.65%+
Portfolio turnover                                                         144%
Average commission rate                                                 $0.0317
Net assets at end of period (000 omitted)                               $30,517

  +Annualized.

 ++Not annualized.
***For the period from the inception of Class I shares, January 3, 1997, through November 30, 1997.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1997, $120,026 was reclassified from accumulated undistributed net investment income to paid-in capital and $304,407 was reclassified from accumulated undistributed net realized gain on investments to paid-in capital due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1997 accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions and unrealized gains and losses on forward foreign currency contracts.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

First $1 billion                                                         0.0150%
Next $1 billion                                                          0.0125%
Next $1 billion                                                          0.0100%
In excess of $3 billion                                                  0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,456 for the year ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $351,940 for the year ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $181,376 for the year ended November 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $44,005 and $16,733 for Class B and Class C shares, respectively, for the year ended November 30, 1997. Fees incurred under the distribution plan during the year ended November 30 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1997, were $21,436, $386,422, and $28,099 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively. (4) Portfolio Securities Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
U.S. government securities                       $  115,730,579   $  145,797,949
                                                 --------------   --------------
Investments (non-U.S. government securities)     $1,304,963,827   $1,117,614,483
                                                 --------------   --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 975,125,757
                                                                  -------------
Gross unrealized appreciation                                     $ 181,531,590
Gross unrealized depreciation                                       (33,559,591)
                                                                  -------------
    Net unrealized appreciation                                   $ 147,971,999
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED NOVEMBER 30, 1997         YEAR ENDED NOVEMBER 30, 1996
                                      ------------------------------        -----------------------------
                                           SHARES             AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            21,945,096       $296,891,395        19,830,731      $247,848,654
Shares issued to shareholders in
 reinvestment of distributions          2,783,995         33,768,741         1,739,061        19,947,385
Shares transferred to Class I          (1,547,626)       (18,911,993)         --                --
Shares reacquired                     (15,224,032)      (209,041,747)       (7,905,513)      (98,473,592)
                                      -----------       ------------        ----------      ------------
    Net increase                        7,957,433       $102,706,396        13,664,279      $169,322,447
                                      ===========       ============        ==========      ============

Class B Shares
                                        YEAR ENDED NOVEMBER 30, 1997         YEAR ENDED NOVEMBER 30, 1996
                                      ------------------------------        -----------------------------
                                           SHARES             AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            11,370,630       $148,136,021        16,436,561      $202,564,032
Shares issued to shareholders in
 reinvestment of distributions          1,482,412         17,551,958           348,040         3,918,873
Shares reacquired                      (3,749,784)       (49,366,876)       (1,804,198)      (22,222,748)
                                      -----------       ------------        ----------      ------------
    Net increase                        9,103,258       $116,321,103        14,980,403      $184,260,157
                                      ===========       ============        ==========      ============

Class C Shares
                                        YEAR ENDED NOVEMBER 30, 1997      PERIOD ENDED NOVEMBER 30, 1996*
                                      ------------------------------      -------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             2,563,925      $  33,259,494         2,695,641      $  33,598,864
Shares issued to shareholders in
 reinvestment of distributions            120,178          1,420,490         --                --
Shares reacquired                        (648,339)        (8,661,075)        (245,245)        (3,040,411)
                                      -----------       ------------        ----------      ------------
    Net increase                        2,035,764       $ 26,018,909        2,450,396        $ 30,558,453
                                      ===========       ============        ==========       ============

Class I Shares
                                      PERIOD ENDED NOVEMBER 30, 1997**
                                      -------------------------------
                                            SHARES             AMOUNT
---------------------------------------------------------------------
Shares sold                               721,994       $  9,428,729
Shares transferred from Class A         1,547,626         18,911,993
Shares issued to shareholders in
 reinvestment of distributions            --                --
Shares reacquired                        (269,659)        (3,548,038)
                                         --------       ------------
    Net increase                         1,999,961      $ 24,792,684
                                         =========      ============

 *For the period from the inception of Class C, April 1, 1996, through November
  30, 1996.
**For the period from the inception of Class I, January 3, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1997, was $7,534.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                     CONTRACTS TO                            CONTRACTS          UNREALIZED
          SETTLEMENT DATE                 DELIVER    IN EXCHANGE FOR          AT VALUE        DEPRECIATION
----------------------------------------------------------------------------------------------------------
Sales             1/07/98          GBP  6,168,270        $10,232,174       $10,367,629          $ 135,455

At November 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VII and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Fund (a separate series of MFS Series Trust VII) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the years in the eleven-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Fund at November 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Value Fund

TRUSTEES                                CUSTODIAN
A. Keith Brodkin* - Chairman and        Investors Bank & Trust Company
President; Chairman and Director,
Massachusetts Financial Services        AUDITORS
Company                                 Deloitte & Touche LLP

Richard B. Bailey* - Private            INVESTOR INFORMATION
Investor; Former Chairman and           For MFS stock and bond market
Director (until 1991), Massachusetts    outlooks, call toll free:
Financial Services Company              1-800-637-4458 anytime from a
                                        touch-tone telephone.
Peter G. Harwood - Private Investor
                                        For information on MFS mutual funds,
J. Atwood Ives - Chairman and Chief     call your financial adviser or, for
Executive Officer, Eastern              an information kit, call toll free:
Enterprises                             1-800-637-2929 any business day from
                                        9 a.m. to 5 p.m. Eastern time (or
Lawrence T. Perera - Partner,           leave a message anytime).
Hemenway & Barnes
                                        INVESTOR SERVICE
William J. Poorvu - Adjunct             MFS Service Center, Inc.
Professor, Harvard University           P.O. Box 2281
Graduate School of Business             Boston, MA 02107-9906
Administration
                                        For general information, call toll free:
Charles W.Schmidt - Private Investor    1-800-225-2606 any business day from
                                        8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and            For service to speech- or
Secretary, Massachusetts Financial      hearing-impaired, call toll free:
Services Company                        1-800-637-6576 any business day from
                                        9 a.m. to 5 p.m. Eastern time. (To
Jeffrey L. Shames* - President and      use this service, your phone must be
Director, Massachusetts Financial       equipped with a Telecommunications
Services Company                        Device for the Deaf.)

Elaine R. Smith - Independent           For share prices, account balances,
Consultant                              and exchanges, call toll free:
                                        1-800-MFS-TALK (1-800-637-8255)
David B. Stone - Chairman, North        anytime from a touch-tone telephone.
American Management Corp. (investment
advisers)                               WORLD WIDE WEB
                                        www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services
  Company                               [Dalbar Logo]       For the fourth year
500 Boylston Street                                         in a row, MFS earned
Boston, MA 02116-3741                   a #1 ranking in the DALBAR, Inc.
                                        Broker/Dealer Survey, Main Office
DISTRIBUTOR                             Operations Service Quality Category.
MFS Fund Distributors, Inc.             The firm achieved a 3.42 overall score
500 Boylston Street                     on a scale of 1 to 4 in the 1997
Boston, MA 02116-3741                   survey. A total of 111 firms responded,
                                        offering input on the quality of
PORTFOLIO MANAGER                       service they received from 29 mutual
John F. Brennan, Jr.*                   fund companies nationwide. The survey
                                        contained questions about service
TREASURER                               quality in 11 categories, including
W. Thomas London*                       "knowledge of operations contact,"
                                        "keeping you informed," and "ease of
ASSISTANT TREASURERS                    doing business" with the firm.
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*
*Affiliated with the Investment Adviser

MFS(R) VALUE FUND                                               ----------------
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500 Boylston Street                                               U.S. Postage
Boston, MA 02116-3741                                                 Paid
                                                                      MFS
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